Release:    June 6, 2019

CP takes advantage of strategic land holdings; celebrates the official opening of Vancouver Automotive Compound

Vancouver, B.C. – Canadian Pacific (TSX: CP) (NYSE: CP) is using its strategic land holdings to support sustainable, profitable growth and alleviate capacity and congestion issues for automakers shipping to and from Vancouver with the opening of its new Vancouver Automotive Compound (VAC).

The VAC is in a prime location to handle vehicles made in North America for distribution in British Columbia, northern Washington State and parts of Alberta, as well as vehicles imported through the Port of Vancouver.

"Vancouver is Canada's primary automotive gateway for Asian imports and one of the largest destination markets," said Vice-President Sales and Marketing, Intermodal and Automotive Jonathan Wahba. "With capacity to accommodate 168,000 vehicles annually, the VAC will provide an important service to our customers while delivering sustainable, long-term growth for our shareholders."

With surging volumes in the area, CP built the VAC on 19 acres of CP-owned land adjacent to CP's Vancouver Intermodal Terminal. The compound has capacity for 36 multi-level auto racks and has nearly 1,200 bays for vehicles.

The compound's strategic location creates efficiencies in CP's automotive supply chain, allowing for Eastern Canadian car shipments to be quickly offloaded and for empty auto carriers to be re-loaded and shipped back east. CP's automotive supply chain provides automakers the opportunity to have their product to market up to two days faster by consolidating the shipper's product to one facility.

CP has deployed a new yard logistics system that automates yard processes and supports real-time inventory reporting to give customers better visibility of their shipments. It also strengthens our damage prevention processes by enabling immediate uploading of inspection images. This new system was introduced in Vancouver and is being rolled out to all CP automotive compounds.

CP recently won awards from Toyota USA, Toyota Canada, and American Honda, including the 2018 Toyota Logistics Quality Award. With superior damage prevention practices and prime automotive compound locations across North America, CP is a leader in the automotive supply chain.

Photo caption: Jonathan Wahba, CP Vice-President, Sales and Marketing Intermodal and Automotive and Tim Quesnel, Ford Canada Regional Sales Manager – Vehicle Sales Western Market Area cut the ribbon at the new Vancouver Auto Compound.

Note on forward-looking information
This news release contains certain forward-looking information and forward-looking statements (collectively, "forward-looking information") within the meaning of applicable securities laws. Forward-looking information includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words or headings such as "financial expectations", "key assumptions", "anticipate", "believe", "expect", "plan", "will", "outlook", "should" or similar words suggesting future outcomes. This news release contains forward-looking information relating, but not limited to, the success of our business, our operations, priorities and plans, the anticipated benefits and capacity of the VAC, anticipated improvements to loading and offloading times and transit times, as well as anticipated financial and operational performance.

The forward-looking information contained in this news release is based on current expectations, estimates, projections and assumptions, having regarding to CP's experience and its perception of historical trends, and includes, but is not limited to, expectations, estimates, projections and assumptions relating to: foreign exchange rates, effective tax rates, land sales and pension income; North American and global economic growth; commodity demand growth; sustainable industrial and agricultural production; commodity prices and interest rates; performance of our assets and equipment; sufficiency of our budgeted capital expenditures in carrying out our business plan; applicable laws, regulations and government policies; the availability and cost of labour, services and infrastructure; and the satisfaction by third parties of their obligations to CP. Although CP believes the expectations, estimates, projections and assumptions reflected in the forward-looking information presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct.

Undue reliance should not be placed on forward-looking information as actual results may differ materially from those expressed or implied by forward-looking information. By its nature, CP's forward-looking information involves inherent risks and uncertainties that could cause actual results to differ materially from the forward looking information, including, but not limited to, the following factors: changes in business strategies; general North American and global economic, credit and business conditions; risks associated with agricultural production, such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures; industry capacity; shifts in market demand (including demand for automobiles); changes in commodity prices; uncertainty surrounding timing and volumes of commodities being shipped via CP; inflation; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; uncertainties of investigations, proceedings or other types of claims and litigation; labour disputes; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; effects of changes in market conditions and discount rates on the financial position of pension plans and investments; trade restrictions or other changes to international trade arrangements; climate change; and various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CP with securities regulators in Canada and the United States. Reference should be made to "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Information" in CP's annual and interim reports on Form 10-K and 10-Q.

The forward-looking information contained in this news release is made as of the date hereof. Except as required by law, CP undertakes no obligation to update publicly or otherwise revise any forward-looking information, or the foregoing assumptions and risks affecting such forward-looking information, whether as a result of new information, future events or otherwise.

About Canadian Pacific
Canadian Pacific is a transcontinental railway in Canada and the United States with direct links to major ports on the west and east coasts. CP provides North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpr.ca to see the rail advantages of CP. CP-IR

Contacts:
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Salem Woodrow
204-934-4255
Salem_Woodrow@cpr.ca
Alert_MediaRelations@cpr.ca

Investment Community
Maeghan Albiston
403-319-3591
investor@cpr.ca